Exhibit 99.1

Contact:	Michael R. Kourey, CFO Polycom, Inc. 925-924-5742 mkourey@polycom.com

POLYCOM REPORTS THIRD QUARTER EARNINGS

Revenue Growth of 39 Percent Year-over-Year;

Revenue Growth of 17 Percent Year-over-Year Excluding SpectraLink;

Operating Cash Flow of $42.0 Million

PLEASANTON, Calif. – Oct. 17, 2007 – Polycom, Inc. (NASDAQ: PLCM), the world’s leading provider of unified collaborative communications solutions, today reported its earnings for the third quarter ended Sept. 30, 2007.

Third quarter 2007 consolidated net revenues were $240.0 million, compared to $173.2 million for the third quarter of 2006. As previously reported, Polycom’s acquisition of SpectraLink was completed on March 26, 2007. SpectraLink contributed $37.8 million to net revenues for the third quarter of 2007. Non-GAAP net income in the third quarter of 2007 was $32.8 million, or 35 cents per diluted share. This compares to Non-GAAP net income of $24.5 million, or 27 cents per diluted share, for the third quarter of 2006. Non-GAAP financial measures exclude stock-based compensation expense, the effect of stock-based compensation expense on warranty rates, impact to cost of sales from purchase accounting adjustments to inventory, acquisition-related costs, purchased in-process research and development costs, amortization and impairment of purchased intangibles, restructuring costs, litigation reserves and payments, gain (loss) on strategic investments, and the income tax effect of the preceding adjustments. GAAP net income for the third quarter of 2007 was $19.8 million, or 21 cents per diluted share, compared to $17.1 million, or 19 cents per diluted share, for the same period last year.

For the nine months ended Sept. 30, 2007, net revenues were $666.6 million, compared to $495.9 million for the first nine months of 2006. Non-GAAP net income for the period was $90.3 million, or 95 cents per diluted share, compared to $66.1 million, or 74 cents per diluted share, for the first nine months of 2006. GAAP net income for the nine months ended Sept. 30, 2007 was $40.1 million, or 42 cents per diluted share, compared to GAAP net income of $46.2 million, or 51 cents per diluted share, for the same period last year.

The reconciliation of the GAAP statement of operations to the respective Non-GAAP statement of operations, for the three and nine month periods ended Sept. 30, 2007 and 2006, is set forth at the end of this press release.

On a product line basis, consolidated net revenues for the third quarter of 2007 were comprised of:

•	61 percent video solutions, or $146.4 million (47 percent video communications, or $113.7 million, and 14 percent network systems, or $32.6 million); and

•	39 percent voice communications, or $93.7 million.

This compares to the third quarter of 2006, in which consolidated net revenues were comprised of:

•	71 percent video solutions, or $123.4 million (54 percent video communications, or $93.1 million, and 17 percent network systems, or $30.3 million); and

•	29 percent voice communications, or $49.8 million.

“Overall, demand for IP-based collaboration solutions remains robust,” said Robert Hagerty, chairman and CEO. “We were pleased to generate broad based growth in key international markets and across our diversified product offering. In particular, we returned to organic growth in our voice products, delivered sequential growth in our new wireless voice offering, and generated an accelerated year-over-year growth in our network systems product line.”

Hagerty continued, “Looking forward into the fourth quarter and full year 2008, we anticipate several growth drivers to have a positive impact on our business including: (1) our expanded HD group video offering with the Polycom® HDX8000™ and HDX9000™ series, (2) the launch of Polycom’s new HDX4000™ executive desktop product, (3) the introduction of our new Microsoft® Office Communications Server 2007 voice products, (4) the continued ramp of our Polycom RPX™ and TPX™ Telepresence products, (5) the rollout of our best-in-class RMX media server network platform, and (6) new contributions from previous investments in our high-touch sales force.”

“In addition, we look forward to leveraging our strategic partnerships with Avaya, Cisco, IBM, Microsoft, Nortel, Alcatel-Lucent, 3COM, and several of the leading service providers around the world. With the integration of our new wireless business unit nearing completion, we believe Polycom is well positioned to capture the full opportunity of the fast growth collaboration market,” concluded Hagerty.

“We delivered strong operating results in the third quarter, including record revenues of $240.0 million, a 17.2 percent operating margin, and $42.0 million in operating cash flow,” said Michael Kourey, senior vice president, finance and administration, and CFO. “In concert with these operating results, we also achieved a solid increase in backlog and deferred revenues. During the third quarter, we purchased $50 million in Polycom stock and exited the quarter with a remaining $190 million authorization under the current share repurchase program.”

About Polycom

Polycom, Inc. is the worldwide leader in unified collaborative communications (UCC) that maximize the efficiency and productivity of people and organizations by integrating the broadest array of high definition video, wired and wireless voice, and content solutions to deliver the ultimate collaborative experience. Polycom’s high quality, standards-based conferencing and collaboration solutions are easy to deploy and manage, as well as intuitive to use. Supported by an open architecture, they integrate seamlessly with leading telephony, workplace wireless telephony, and presence-based networks. With its market-driving technologies, best-in-class products, alliance partnerships, and world-class service, Polycom is the smart choice for organizations seeking proven solutions and a competitive advantage from on-demand communications and collaboration. For additional information, call 800-POLYCOM or visit the Polycom web site at www.polycom.com.

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding future events, future demand for our products, and the future performance of the Company, including statements regarding Polycom as being well positioned to capture the full opportunity of the fast growth collaboration market, the drivers contributing to such anticipated growth and our future ability to leverage our strategic partnerships. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition on our product sales and for our customers and partners, our ability to rapidly and effectively integrate SpectraLink and its operations, potential fluctuations in results and future growth rates, the market acceptance of Polycom’s products, such as the products highlighted in this release and changing market demands, including demands for differing technologies or product and services offerings, possible delays in the development, availability and shipment of new products, increasing costs and differing uses of capital, changes in key personnel, the impact of global conflicts such as those in the Middle East, and risks associated with changes in general economic conditions. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

As has been noted on the Company’s web site since Oct. 11, 2007, Polycom will hold a conference call today, Oct. 17, 2007, at 5:00 p.m. ET/2:00 p.m. PT to discuss its third quarter earnings. Robert Hagerty, chairman, president and CEO, and Michael Kourey, chief financial officer, will host the conference. You may participate by viewing the webcast at www.polycom.com or, for callers in the US and Canada, by calling 800-926-5188; and for callers outside of the US and Canada, by calling 212-231-2900, with the pass code being Polycom. A replay of the call will also be available at www.polycom.com or, for callers in the US and Canada, at 800-633-8284; and for callers outside of the US and Canada, at 402-977-9140. The access number for the replay is 21352006. A replay of the call will also be maintained on our website for twelve months at www.polycom.com under Investor Relations – Financial Summaries – Financial Results Archives.

Polycom reserves the right to modify future product plans at any time. Products and/or related specifications referenced in this press release are not guaranteed, and will be delivered on a when and if available basis.

Polycom, the Polycom logo, SpectraLink, and the SpectraLink logo are registered trademarks of Polycom and Polycom HDX4000, HDX8000, HDX9000, RPX, and TPX are trademarks of Polycom in the U.S. and various countries. ©2007, Polycom, Inc. All rights reserved.

POLYCOM, INC.

Non-GAAP Condensed Consolidated Statements of Operations

Excluding Stock-based compensation expense, Effect of stock-based compensation expense on warranty rates, Impact to cost of sales from purchase accounting adjustments to inventory, Acquisition-related costs, Purchased in-process research and development costs, Amortization and impairment of purchased intangibles, Restructuring costs, Litigation reserves and payments, Gain (loss) on strategic investments, and Income tax effect of the preceding adjustments

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006
Revenues:
Product revenues	$206,979	$152,410	$578,353	$435,919
Service revenues	33,068	20,798	88,264	59,957

Total revenues	240,047	173,208	666,617	495,876

Cost of revenues:
Cost of product revenues	80,130	55,091	217,791	157,095
Cost of service revenues	15,507	10,321	41,950	30,407

Total cost of revenues	95,637	65,412	259,741	187,502

Gross profit	144,410	107,796	406,876	308,374

Operating expenses:
Sales and marketing	58,097	40,985	165,273	119,872
Research and development	32,643	26,894	93,905	79,435
General and administrative	12,477	10,263	37,172	29,122

Total operating expenses	103,217	78,142	296,350	228,429

Operating income	41,193	29,654	110,526	79,945

Interest income, net	4,197	5,616	14,787	14,142
Other expense, net	185	(333)	(349)	401

Income before provision for income taxes	45,575	34,937	124,964	94,488
Provision for income taxes	12,761	10,481	34,624	28,346

Non-GAAP net income	$32,814	$24,456	$90,340	$66,142

Basic net income per share	$0.36	$0.28	$0.99	$0.75

Diluted net income per share	$0.35	$0.27	$0.95	$0.74

Weighted average shares outstanding for basic net income per share	91,148	88,373	91,224	88,093

Weighted average shares outstanding for diluted net income per share	94,561	90,506	95,014	89,871

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006
Revenues:
Product revenues	$206,979	$152,410	$578,353	$435,919
Service revenues	33,068	20,798	88,264	59,957

Total revenues	240,047	173,208	666,617	495,876

Cost of revenues:
Cost of product revenues	84,465	55,650	230,374	158,599
Cost of service revenues	16,457	10,753	44,383	31,720

Total cost of revenues	100,922	66,403	274,757	190,319

Gross profit	139,125	106,805	391,860	305,557

Operating expenses:
Sales and marketing	61,510	42,736	174,437	124,848
Research and development	36,006	28,694	102,939	84,974
General and administrative	15,663	11,894	44,881	33,693
Acquisition-related costs	423	52	3,140	137
Purchased in-process research and development	—	—	9,400	—
Amortization of purchased intangibles	2,416	1,451	6,223	4,640
Restructuring costs	—	1,312	213	1,867

Total operating expenses	116,018	86,139	341,233	250,159

Operating income	23,107	20,666	50,627	55,398

Interest income, net	4,197	5,616	14,787	14,142
Loss on strategic investments	—	—	(7,400)	—
Other expense, net	185	(333)	(349)	401

Income before provision for income taxes	27,489	25,949	57,665	69,941
Provision for income taxes	7,697	8,823	17,585	23,780

Net income	$19,792	$17,126	$40,080	$46,161

Basic net income per share	$0.22	$0.19	$0.44	$0.52

Diluted net income per share	$0.21	$0.19	$0.42	$0.51

Weighted average shares outstanding for basic net income per share	91,148	88,373	91,224	88,093

Weighted average shares outstanding for diluted net income per share	94,561	90,506	95,014	89,871

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2007			September 30, 2007
	GAAP	Excluded	Non-GAAP	GAAP	Excluded	Non-GAAP
Revenues:
Product revenues	$206,979	$—	$206,979	$578,353	$—	$578,353
Service revenues	33,068	—	33,068	88,264	—	88,264

Total revenues	240,047	—	240,047	666,617	—	666,617

Cost of revenues:
Cost of product revenues	84,465	4,335 (a)	80,130	230,374	12,583 (c)	217,791
Cost of service revenues	16,457	950 (b)	15,507	44,383	2,433 (b)	41,950

Total cost of revenues	100,922	5,285	95,637	274,757	15,016	259,741

Gross profit	139,125	(5,285)	144,410	391,860	(15,016)	406,876

Operating expenses:
Sales and marketing	61,510	3,413 (b)	58,097	174,437	9,164 (b)	165,273
Research and development	36,006	3,363 (b)	32,643	102,939	9,034 (b)	93,905
General and administrative	15,663	3,186 (b)	12,477	44,881	7,709 (b)	37,172
Acquisition-related costs	423	423	—	3,140	3,140	—
Purchased in-process research and development	—	—	—	9,400	9,400	—
Amortization of purchased intangibles	2,416	2,416	—	6,223	6,223	—
Restructuring costs	—	—	—	213	213	—

Total operating expenses	116,018	12,801	103,217	341,233	44,883	296,350

Operating income	23,107	(18,086)	41,193	50,627	(59,899)	110,526

Interest income, net	4,197	—	4,197	14,787	—	14,787
Loss on strategic investments	—	—	—	(7,400)	(7,400)	—
Other expense, net	185	—	185	(349)	—	(349)

Income before provision for income taxes	27,489	(18,086)	45,575	57,665	(67,299)	124,964
Provision for income taxes	7,697	(5,064)	12,761	17,585	(17,039)	34,624

Net income	$19,792	$(13,022)	$32,814	$40,080	$(50,260)	$90,340

Basic net income per share	$0.22	$(0.14)	$0.36	$0.44	$(0.55)	$0.99

Diluted net income per share	$0.21	$(0.14)	$0.35	$0.42	$(0.53)	$0.95

Weighted average shares outstanding for basic net income per share	91,148		91,148	91,224		91,224

Weighted average shares outstanding for diluted net income per share	94,561		94,561	95,014		95,014

(a)	Excluded amount includes $3,349 related to the amortization of purchased intangibles for core and existing technologies, $725 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period and $261 related to the effect of stock-based compensation on warranty expense rates.
(b)	Excluded amount represents stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period.
(c)	Excluded amount includes $7,518 related to the amortization of purchased intangibles for core and existing technologies, $1,941 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period, $661 related to the effect of stock-based compensation on warranty expense rates and $2,464 related to purchase accounting adjustments made to inventory.

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2006			September 30, 2006
	GAAP	Excluded	Non-GAAP	GAAP	Excluded	Non-GAAP
Revenues:
Product revenues	$152,410	$—	$152,410	$435,919	$—	$435,919
Service revenues	20,798	—	20,798	59,957	—	59,957

Total revenues	173,208	—	173,208	495,876	—	495,876

Cost of revenues:
Cost of product revenues	55,650	559 (a)	55,091	158,599	1,504 (c)	157,095
Cost of service revenues	10,753	432 (b)	10,321	31,720	1,313 (b)	30,407

Total cost of revenues	66,403	991	65,412	190,319	2,817	187,502

Gross profit	106,805	(991)	107,796	305,557	(2,817)	308,374

Operating expenses:
Sales and marketing	42,736	1,751 (b)	40,985	124,848	4,976 (b)	119,872
Research and development	28,694	1,800 (b)	26,894	84,974	5,539 (b)	79,435
General and administrative	11,894	1,631 (b)	10,263	33,693	4,571 (b)	29,122
Acquisition-related costs	52	52	—	137	137	—
Purchased in-process research and development	—	—	—	—	—	—
Amortization of purchased intangibles	1,451	1,451	—	4,640	4,640	—
Restructuring costs	1,312	1,312	—	1,867	1,867	—

Total operating expenses	86,139	7,997	78,142	250,159	21,730	228,429

Operating income	20,666	(8,988)	29,654	55,398	(24,547)	79,945

Interest income, net	5,616	—	5,616	14,142	—	14,142
Loss on strategic investments	—	—	—	—	—	—
Other expense, net	(333)	—	(333)	401	—	401

Income before provision for income taxes	25,949	(8,988)	34,937	69,941	(24,547)	94,488
Provision for income taxes	8,823	(1,658)	10,481	23,780	(4,566)	28,346

Net income	$17,126	$(7,330)	$24,456	$46,161	$(19,981)	$66,142

Basic net income per share	$0.19	$(0.09)	$0.28	$0.52	$(0.23)	$0.75

Diluted net income per share	$0.19	$(0.08)	$0.27	$0.51	$(0.23)	$0.74

Weighted average shares outstanding for basic net income per share	88,373		88,373	88,093		88,093

Weighted average shares outstanding for diluted net income per share	90,506		90,506	89,871		89,871

(a)	Excluded amount includes $359 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period and $200 related to the effect of stock-based compensation on warranty expense rates.
(b)	Excluded amount represents stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period.
(c)	Excluded amount includes $1,108 for stock-based compensation expense recorded in accordance with SFAS 123R,

“Share-Based Payment,” during the period and $396 related to the effect of stock-based compensation on warranty expense rates.

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	September 30, 2007	December 31, 2006
ASSETS
Current assets
Cash and cash equivalents	$247,987	$316,368
Investments	77,925	157,345
Trade receivables, net	120,887	79,057
Inventories	69,841	48,029
Deferred taxes	42,758	22,459
Prepaid expenses and other current assets	19,851	16,719

Total current assets	579,249	639,977

Property and equipment, net	58,119	39,426
Long-term investments	45,539	102,133
Goodwill	496,595	356,755
Purchased intangibles, net	94,594	12,935
Deferred taxes	10,269	16,746
Other assets	14,837	22,043

Total assets	$1,299,202	$1,190,015

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$61,535	$53,602
Accrued payroll and related liabilities	28,796	22,182
Taxes payable	2,273	58,092
Deferred revenue	54,297	40,227
Other accrued liabilities	51,134	39,780

Total current liabilities	198,035	213,883

Non-current liabilities
Deferred revenue	25,649	20,798
Taxes payable	33,318	—
Deferred taxes	6,594	—
Other long-term liabilities	11,995	8,614

Total liabilities	275,591	243,295

Stockholders’ equity	1,023,611	946,720

Total liabilities and stockholders’ equity	$1,299,202	$1,190,015

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	September 30, 2007	September 30, 2006
Cash flows from operating activities:
Net income	$40,080	$46,161
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,205	15,596
Amortization of purchased intangibles	13,726	4,640
Provision for doubtful accounts	(33)	127
Provision for (benefit from) excess and obsolete inventories	50	1,540
Non-cash stock based compensation	30,281	17,507
Excess tax benefits from stock-based compensation	(14,190)	(6,181)
Gain on strategic investments	7,400	—
Purchase of in-process research and development	9,400	—
Loss on disposals of property and equipment	56	90

Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	(24,051)	(5,567)
Inventories	(2,264)	(217)
Deferred taxes	4,394	3
Prepaid expenses and other assets	(3,029)	(2,812)
Accounts payable	(1,551)	2,671
Taxes payable	6,566	11,264
Other accrued liabilities	8,704	19,143

Net cash provided by operating activities	93,744	103,965

Cash flows from investing activities:
Purchase of property and equipment	(23,131)	(17,317)
Purchases of investments	(286,492)	(522,320)
Proceeds from sale and maturity of investments	421,624	488,596
Net cash paid in purchase acquisitions	(275,619)	(188)

Net cash used in investing activities	(163,618)	(51,229)

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	63,152	53,408
Repurchase of common stock	(75,849)	(77,955)
Excess tax benefits from stock-based compensation	14,190	6,181

Net cash provided by (used in) financing activities	1,493	(18,366)

Net increase (decrease) in cash and cash equivalents	(68,381)	34,370
Cash and cash equivalents, beginning of period	316,368	189,271

Cash and cash equivalents, end of period	$247,987	$223,641